UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2011

Cecil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-24926	52-1883546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 North Street, P.O. Box 568, Elkton, Maryland	21922-0568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(410) 398-1650

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

CECIL BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

On May 18, 2011, the Registrant announced that its Board of Directors has declared a 100% stock dividend on the Registrant's outstanding common stock, payable on June 7, 2011, to stockholders of record as of the close of business on May 31, 2011.

For further details, reference is made to the Press Release dated May 18, 2011, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99 B Press Release dated May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECIL BANCORP, INC.
Date: May 18, 2011	By:	/s/ Mary B. Halsey
Mary B. Halsey President and Chief Executive Officer